Summary Prospectus October 31, 2013 American Century Investments® Emerging Markets Value Fund
Investor Class: AEVVX Institutional Class: AEVNX	A Class: AEVLX C Class: AEVTX	R Class: AEVRX

Before you invest, you may want to review the fund’s prospectus, which contains more information about the fund and its risks. You can find the fund’s prospectus and other information about the fund online at the web addresses listed below. You can also get this information at no cost by calling or sending an email request. The fund’s prospectus and other information are also available from financial intermediaries (such as banks and broker-dealers) through which shares of the fund may be purchased or sold.

Retail Investors americancentury.com/funds/fund_reports.jsp 1-800-345-2021 or 816-531-5575 prospectus@americancentury.com	Financial Professionals americancentury.com/ipro/funds/fund_reports_mf.jsp 1-800-345-6488 advisor_prospectus@americancentury.com

This summary prospectus incorporates by reference the fund’s prospectus and statement of additional information (SAI), each dated October 31, 2013 (as supplemented at the time you receive this summary prospectus). The fund's SAI and annual report may be obtained, free of charge, in the same manner as the prospectus.

Investment Objective

The fund seeks capital growth.

Fees and Expenses

The following table describes the fees and expenses you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in American Century Investments funds. More information about these and other discounts is available from your financial professional and in Calculation of Sales Charges on page 12 of the fund’s prospectus and Sales Charges in Appendix B of the statement of additional information.

Shareholder Fees (fees paid directly from your investment)
	Investor	Institutional	A	C	R
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	5.75%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of the original offering price or redemption proceeds when redeemed within one year of purchase)	None	None	None [1]	1.00%	None
Maximum Annual Account Maintenance Fee (waived if eligible investments total at least $10,000)	$25	None	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Investor	Institutional	A	C	R
Management Fee	1.52%	1.32%	1.52%	1.52%	1.52%
Distribution and Service (12b-1) Fees	None	None	0.25%	1.00%	0.50%
Other Expenses [2]	0.01%	0.01%	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses	1.53%	1.33%	1.78%	2.53%	2.03%
Fee Waiver [3]	0.07%	0.07%	0.07%	0.07%	0.07%
Total Annual Fund Operating Expenses After Waiver	1.46%	1.26%	1.71%	2.46%	1.96%

[1]	Investments of $1 million or more may be subject to a contingent deferred sales charge of 1.00% if the shares are redeemed within one year of the date of the purchase.

[2]	Other Expenses are based on estimated amounts for the current fiscal year.

[3]

The advisor has agreed to waive 0.07 percentage points of the fund's management fee. The advisor expects this waiver to continue for one year from the date of this prospectus, and cannot terminate it prior to such date without the approval of the Board of Directors.

Example

The example below is intended to help you compare the costs of investing in the fund with the costs of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods (unless otherwise indicated), that you earn a 5% return each year, and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years
Investor Class	$149	$477
Institutional Class	$129	$415
A Class	$739	$1,097
C Class	$250	$782
R Class	$199	$631

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. Because the fund is new, the fund’s portfolio turnover is not available.

Principal Investment Strategies

In selecting stocks for the fund, the portfolio managers select primarily from publicly-traded companies of all sizes located in the emerging market countries that comprise the MSCI Emerging Markets Index.

The MSCI Emerging Markets Index is a market capitalization-weighted index that monitors, as of the date of this prospectus, the performance of value stocks in the following emerging markets countries: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand and Turkey.

The managers use quantitative models in a two-step process to construct the portfolio of stocks for the fund. First, the managers rank stocks from most attractive to least attractive based on each stock’s value, momentum, and quality, as well as its growth potential. Second, the portfolio managers use a quantitative model to build a portfolio of stocks from the ranking described above that they believe will provide the optimal balance between risk and expected return.

The portfolio managers generally sell a stock when they believe it has become less attractive relative to other opportunities, its risk characteristics outweigh its return opportunity or specific events alter its prospects.

Under normal market conditions, at least 80% of the fund's net assets will be invested in emerging market securities.

Principal Risks

•

Foreign Securities Risk — The fund invests primarily in foreign securities, which are generally riskier than U.S. securities. As a result, the fund is subject to foreign risk, meaning that political events (such as civil unrest, national elections and imposition of exchange controls), social and economic events (such as labor strikes and rising inflation), and natural disasters occurring in a country where the fund invests could cause the fund’s investments in that country to experience gains or losses. Because of these risks, and others, securities of foreign issuers may be less liquid, more volatile, and harder to value than U.S. securities.

•

Emerging Market Risk — Investing in securities of companies located in emerging market countries generally is also riskier than investing in securities of companies located in foreign developed countries. Emerging market countries may have unstable governments and/or economies that are subject to sudden change. These changes may be magnified by the countries’ emergent financial markets, resulting in significant volatility to investments in these countries. These countries also may lack the legal, business and social framework to support securities markets.

•

Currency Risk — Because the fund generally invests in securities denominated in foreign currencies, the fund is subject to currency risk, meaning that the fund could experience gains or losses based solely on changes in the exchange rate between foreign currencies and the U.S. dollar.

•

Style Risk — If at any time the market is not favoring the fund’s value or quantitative investment style, the fund’s gains may not be as big as, or its losses may be bigger than, those of other equity funds using different investment styles.

•

Benchmark Correlation — The fund’s performance will likely be similar to the performance of its benchmark, the MSCI Emerging Markets Value Index. If the fund’s benchmark goes down, it is likely that the fund’s performance will go down.

•

Quantitative Risk — Stocks selected by the portfolio managers using quantitative models may perform differently than expected due to the portfolio managers’ judgments regarding the factors used in the models, the weight placed on each factor, changes from the factors’ historical trends, and technical issues with the construction and implementation of the models (including, for example, data problems and/or software or other implementation issues). There is no guarantee that the use of the quantitative model will result in effective investment decisions for the fund. Additionally, the commonality of portfolio holdings across quantitative investment managers may amplify losses.

•

Small and Mid Cap Stocks — The fund may invest in mid-sized and smaller companies, which may be more volatile and subject to greater risk than larger companies. Smaller companies may have limited financial resources, product lines and markets, and their securities may trade less frequently and in more limited volumes than the securities of larger companies, which could lead to higher transaction costs.

•	Market Risk — The value of the fund’s shares will go up and down based on the performance of the companies whose securities it owns and other factors generally affecting the securities market.
•	Price Volatility — The value of the fund’s shares may fluctuate significantly in the short term.
•	Principal Loss — At any given time your shares may be worth less than the price you paid for them. In other words, it is possible to lose money by investing in the fund.

An investment in the fund is not a bank deposit, and it is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

Fund Performance

The fund’s performance history is not available as of the date of this prospectus. When the fund has investment results for a full calendar year, this section will feature charts that show annual total returns, highest and lowest quarterly returns and average annual total returns for the fund. This information indicates the volatility of the fund’s historical returns from year to year.

Performance information is designed to help you see how fund returns can vary. Keep in mind that past performance (before and after taxes) does not predict how the fund will perform in the future.

For current performance information, please visit americancentury.com.

Portfolio Management

Investment Advisor

American Century Investment Management, Inc.

Portfolio Managers

Vinod Chandrashekaran, Senior Vice President and Director of Quantitative Research, has been a member of the team that manages the fund since 2013.

Yulin Long, CFA, Vice President, Portfolio Manager and Senior Quantitative Analyst, has been a member of the team that manages the fund since 2013.

Elizabeth Xie, CFA, Portfolio Manager and Quantitative Analyst, has been a member of the team that manages the fund since 2013.

Purchase and Sale of Fund Shares

You may purchase or redeem shares of the fund on any business day through our website at americancentury.com, in person (at one of our Investor Centers), by mail (American Century Investments, P.O. Box 419200, Kansas City, MO 64141-6200), by telephone at 1-800-345-2021 (Investor Services Representative) or 1-800-345-3533 (Business, Not-For-Profit and Employer-Sponsored Retirement Plans), or through a financial intermediary. Shares may be purchased and redemption proceeds received by electronic bank transfer, by check or by wire.

Unless otherwise specified below, the minimum initial investment amount to open an account is $2,500 ($2,000 for Coverdell Education Savings Accounts). Investors opening accounts through financial intermediaries may open an account with $250 for all classes except the Institutional Class, but the financial intermediaries may require their clients to meet different investment minimums. The minimum may be waived for broker-dealer sponsored wrap program accounts, fee based accounts, and accounts through bank/trust and wealth management advisory organizations.

The minimum initial investment amount for Institutional Class is generally $5 million ($3 million for endowments and foundations), but the minimum may be waived if you, or your financial intermediary if you invest through an omnibus account, have an aggregate investment in the American Century family of funds of $10 million or more.

For all share classes, there is no minimum initial investment amount for certain employer-sponsored retirement plans, however, financial intermediaries or plan recordkeepers may require plans to meet different minimums. For purposes of fund minimums, employer-sponsored retirement plans do not include SEP IRAs, SIMPLE IRAs or SARSEPs.

There is a $50 minimum for subsequent purchases, except that there is no subsequent purchase minimum for financial intermediaries or employer-sponsored retirement plans.

Tax Information

Fund distributions are generally taxable as ordinary income or capital gains, unless you are investing through a tax-deferred account such as a 401(k) or individual retirement account (in which case you may be taxed upon withdrawal of your investment from such account).

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank, insurance company, plan sponsor or financial professional), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

©2013 American Century Proprietary Holdings, Inc. All rights reserved.

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